                                                                 Exhibit 10.28

                       FIRST AMENDMENT TO LOAN INSTRUMENTS

     THIS FIRST AMENDMENT TO LOAN INSTRUMENTS ("First Amendment"), dated as of July 15, 1997, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended by this First Amendment) and the Lenders which are parties hereto.

                                 R E C I T A L S

     A. Borrowers, Agent and Lenders entered into a Loan Agreement dated as of July 3, 1997.

     B. Borrowers have requested the consent of Lenders to (i) the acquisition by CBC of the Property and Licenses of Larry Oakley used in the operation of Station KZSR licensed to Reno, Nevada (the "KZSR Acquisition"), and (ii) the transfer to CLI of the FCC Licenses used in the operation of such Station. Lenders have agreed to give such consent, subject to the execution of this First Amendment and the performance of the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Consent to KZSR Acquisition and Transfer of FCC Licenses to CLI. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Total Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the KZSR Acquisition. Based on the attached Schedule 1, Lenders hereby consent to the KZSR Acquisition, subject to the satisfaction of the conditions contained in this First Amendment.

     2. Amendment to Loan Instruments. The Loan Agreement and other Loan Instruments are amended as follows:

          2.1 Exhibits to Loan Agreement. Exhibits 1J and 1K attached hereto are substituted for Exhibits 1J and 1K, respectively, of the Loan Agreement,
     Exhibit 1S(1) attached hereto is added to Exhibit 1S of the Loan Agreement.
     Exhibit 5.5.2(1) attached hereto is added to Exhibit 5.5.2 of the Loan Agreement.

          2.2 Exhibit to Amended and Restated Assignment of Leases. Exhibit A1 attached hereto is added to Exhibit A of the Amended and Restated Assignment of Leases.

          2.3 Exhibit to Amended and Restated Use Agreement. Exhibit A1 attached hereto is added to Exhibit A of the Amended and Restated Use Agreement.

     3. Conditions to Effectiveness. This First Amendment shall not become effective unless and until al of the conditions set forth in Section 4.3 of the Loan Agreement (except those set forth in subsection 4.3.10) are satisfied in a manner satisfactory to Agent.

     4. Fees and Expenses. Borrowers hereby agree to reimburse Lenders for all fees and expenses incurred in connection with the consummation of the transactions contemplated by this First Amendment.

     5. Representations and Warranties. In order to induce Lenders to execute this First Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended by this First Amendment, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

     6. Confirmation of Effectiveness. Guarantor hereby consents to the execution of this First Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended by this First Amendment.

     7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                         CITADEL BROADCASTING COMPANY,
                                         CITADEL LICENSE, INC. and CITADEL
                                         COMMUNICATIONS CORPORATION, each a
                                         Nevada corporation


                                         By:
                                            -----------------------------
                                            Lawrence R. Wilson
                                            President of each corporation

                                         FINOVA CAPITAL CORPORATION, a Delaware
                                         corporation, individually and as Agent


                                         By:
                                            -----------------------------
                                              Matthew M. Breyne
                                              Group Vice President


                                         BANKBOSTON, N.A.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         NATIONSBANK OF TEXAS, N.A.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

               LIST OF AMENDMENTS TO EXHIBITS TO LOAN INSTRUMENTS

Exhibit 1J        -   Broadcast Markets

Exhibit 1K        -   CBC Stations

Exhibit 1S(1)     -   List of Current Leases and Lessors

Exhibit 5.5.2(1)  -   FCC Licenses

Exhibit A1        -   Assignment of Leases



[Pursuant to Regulation S-K, Item 601(b)(2), Registrant agrees to furnish supplementally a copy of these exhibits to the Securities Exchange Commission upon request.]